UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(AMENDMENT NO. 2)

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-05555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Farmers National Banc Corp. (“Farmers”) on June 19, 2015 (“Original Form 8-K”), as amended by a Current Report on Form 8-K/A filed on July 9, 2015 (“Amendment No. 1”), Farmers completed its merger with National Bancshares Corporation (“NBOH”) on June 19, 2015. This Current Report on Form 8-K/A (“Amendment No. 2”) amends and restates Item 9.01 of the Original Form 8-K, as amended, solely for the purpose of filing the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K. This Amendment No. 2 does not otherwise affect the disclosures under Item 2.01 or otherwise on the Original Form 8-K, as amended.

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Farmers’ current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to Farmers’ actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, Farmers’ failure to integrate NBOH and its subsidiary in accordance with expectations; deviations from performance expectations related to NBOH and its subsidiary; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by Farmers’ subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in Farmers’ filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by Farmers or on Farmers’ behalf. Farmers assumes no obligation to update any forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Item 9.01(a) of the Original Form 8-K, as amended, is hereby amended and restated in its entirety as follows:

The historical audited consolidated financial statements of NBOH at December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited consolidated financial statements of NBOH at March 31, 2015 and for the three months ended March 31, 2015 and March 31, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Item 9.01(a) of the Original Form 8-K, as amended, is hereby amended and restated in its entirety as follows:

The unaudited pro forma condensed combined consolidated financial information of Farmers as of and for the three months ended March 31, 2015, and for the year ended December 31, 2014, reflecting the acquisition of NBOH are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of NBOH at December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014

99.2	Unaudited consolidated financial statements of NBOH at March 31, 2015 and for the three months ended March 31, 2015 and March 31, 2014

99.3	Unaudited pro forma condensed combined consolidated financial information of Farmers as of and for the three months ended March 31, 2015, and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick President and Chief Executive Officer

Date: July 17, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated financial statements of NBOH at December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014

99.2	Unaudited consolidated financial statements of NBOH at March 31, 2015 and for the three months ended March 31, 2015 and March 31, 2014

99.3	Unaudited pro forma condensed combined consolidated financial information of Farmers as of and for the three months ended March 31, 2015, and for the year ended December 31, 2014